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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2004

INVESTORS FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26996 (Commission file number)	04-3279817 (I.R.S. Employer Identification No.)
200 Clarendon Street, Boston, MA 02116 (Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (617) 937-6700

No change since last report
(Former name or address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Financial Services Corp. (the "Company"), dated November 15, 2004, reporting the Company's financial results for the fiscal quarter ended September 30, 2004.

        The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release issued by Investors Financial Services Corp., dated November 15, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.
By:	/s/ KEVIN J. SHEEHAN Kevin J. Sheehan Chief Executive Officer and Chairman of the Board

Dated: November 15, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Investors Financial Services Corp. dated November 15, 2004

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX